UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001639353
CSAIL 2015-C2 Commercial Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000802106
Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001576832
MC-Five Mile Commercial Mortgage Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001505494
The Bancorp Bank
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555524
LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)
(Exact name of sponsor as specified in its charter)

New York	333-199921-02	38-3968546 38-3968547
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 538-1807
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The 9200 & 9220 Sunset Mortgage Loan, which constituted approximately 6.5% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2015 relating to the COMM 2015-CCRE23 Mortgage Trust filed as Exhibit 4.4 to the registrant’s Current Report on Form 8-K filed on May 20, 2015 (the “COMM 2015-CCRE23 PSA”).  Pursuant to Section 3.22(b) of the COMM 2015-CCRE23 PSA, CWCapital Asset Management LLC, a Delaware limited liability company, was removed as special servicer of the 9200 & 9220 Sunset Mortgage Loan and Mount Street US (Georgia) LLP (“MSUS”), a limited liability partnership registered with the Superior Court of Cobb County, Georgia, was appointed as the successor special servicer of the 9200 & 9220 Sunset Mortgage Loan under the COMM 2015-CCRE23 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of January 19, 2022, the 9200 & 9220 Sunset Mortgage Loan will be specially serviced, if necessary, pursuant to the COMM 2015-CCRE23 PSA, by MSUS.  The principal executive offices of MSUS are located at 2839 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339 and its telephone number is (816) 994-6612.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp.
(Depositor)

/s/ Julia C. Powell
Julia C. Powell, Vice President

Date:  January 19, 2022